UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2009

DIVERSIFIED PRODUCT INSPECTIONS, INC.

 (Exact name of Registrant as specified in charter)

Delaware	0-25429	59-3087128
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

1059 East Tri-County Boulevard
Oliver Springs, Tennessee 37840

(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (865)-482-8480

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On March 26, 2009 the Board of Directors of the Company approved a change in the Company’s fiscal year to a year ending March 31.  The Company will file a Report on Form 10-K for the transition period from January 1, 2009 to March 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2009

DIVERSIFIED PRODUCT INSPECTIONS, INC.

By:	/s/ John Van Zyll
John Van Zyll
President